UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street
New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01. Other Events.

On September 27, 2018, American International Group, Inc. (“AIG”) announced that Validus Holdings, Ltd. (“Validus Holdings”), an AIG company, will redeem all of Validus Holdings’ outstanding 5.875% Non-Cumulative Preference Shares, Series A (CUSIP No. 91915W201) (the “Series A Preference Shares”) and all of Validus Holdings’ outstanding 5.800% Non-Cumulative Preference Shares, Series B (CUSIP No. 91915W300) (the “Series B Preference Shares” and, together with the Series A Preference Shares, the “Preference Shares”) on October 30, 2018 (the “Preference Shares Redemption Date”). On the Preference Shares Redemption Date, Validus Holdings will pay to the registered holders of each series of Preference Shares a redemption price of $26,000 per Preference Share, plus all declared and unpaid dividends, if any, up to, but excluding, the Preference Shares Redemption Date.

In addition, on September 27, 2018, AIG announced that Validus Reinsurance, Ltd. (“Validus Reinsurance”), an AIG company, will redeem all of Validus Reinsurance’s outstanding Floating Rate Deferrable Interest Junior Subordinated Notes due July 30, 2037 (CUSIP Numbers 33848KAA0 and 33848KAC6) (the “Junior Notes”) on October 30, 2018 (the “Junior Notes Redemption Date”). On the Junior Notes Redemption Date, Validus Reinsurance will pay to the registered holders of the Junior Notes a redemption price equal to 100% of the principal amount of each Junior Note outstanding, plus accrued and unpaid interest thereon, up to, but excluding, the Junior Notes Redemption Date.

The information contained in this Current Report on Form 8-K does not constitute a notice of redemption of the Preference Shares or the Junior Notes. Holders of each series of Preference Shares and holders of the Junior Notes should refer to the applicable notice of redemption delivered to the registered holders of such series of Preference Shares or such Junior Notes.

Copies of the press releases regarding the redemption of the Preference Shares and the redemption of the Junior Notes are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc. dated September 27, 2018.
99.2	Press release of American International Group, Inc. dated September 27, 2018.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc. dated September 27, 2018.
99.2	Press release of American International Group, Inc. dated September 27, 2018.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: September 27, 2018	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III Title: Associate General Counsel and Assistant Secretary